UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2020

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas (Address of Principal Executive Offices)	77046 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 25, 2020, Occidental Petroleum Corporation (“Occidental”) issued a press release announcing that it had commenced cash tender offers (together with the related consent solicitations described below, the “Tender Offers”) to purchase its outstanding 4.10% Senior Notes due 2021, Floating Interest Rate Notes due February 2021, 4.850% Senior Notes due 2021, Floating Interest Rate Notes due August 2021, 2.600% Senior Notes due 2021, 3.125% Senior Notes due 2022, 2.600% Senior Notes due 2022, Floating Interest Rate Notes due August 2022 and 2.700% Senior Notes due 2022 (collectively, the “Subject Notes”), subject to a maximum aggregate purchase price equal to $1,500 million and a $250 million sub-cap in the case of Subject Notes maturing in 2022.

The Tender Offers are made upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated June 25, 2020 (the “Offer to Purchase”). The Tender Offers will expire at 11:59 p.m., New York City time, on July 23, 2020, unless extended or terminated by Occidental. Holders of Subject Notes that are validly tendered prior to 5:00 p.m., New York City time, on July 9, 2020 and accepted for purchase pursuant to the applicable Tender Offer will receive, in addition to the applicable tender offer consideration, the applicable early tender premium for such series of Subject Notes, in each case subject to the term and conditions described in the Offer to Purchase. Occidental intends to fund the Tender Offers with proceeds from a concurrent registered offering of senior unsecured notes.

In connection with the Tender Offers, Occidental is also soliciting consents from the holders of the Subject Notes for certain proposed amendments described in the Offer to Purchase that would, among other things, remove certain covenants and events of default contained in the indentures governing the Subject Notes (the “Proposed Amendments”). Adoption of the Proposed Amendments with respect to each series of Subject Notes requires the requisite consent applicable to each series of Subject Notes as described in the Offer to Purchase.

The Tender Offers are conditioned upon the satisfaction or waiver of conditions set forth in the Offer to Purchase. Occidental reserves the right to amend, extend, withdraw or terminate any of the Tender Offers in its sole discretion, subject to applicable law.

A copy of the press release relating to the commencement of the Tender Offers is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Item 8.01	Other Events.

Occidental is providing the disclosure set forth below, which disclosure was also included in Occidental’s preliminary prospectus supplement, dated June 25, 2020, in connection with a registered offering of senior unsecured notes (the “Preliminary Prospectus”). The information in this Current Report on Form 8-K should be read in conjunction with the risk factors in Occidental’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Form 10-K”) and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the “Form 10-Q”) and the information under the caption “Cautionary Statement Regarding Forward-Looking Statements” in the Form 10-Q and in this Current Report on Form 8-K.
The following risk factors were included in the Preliminary Prospectus.

The COVID-19 pandemic has adversely affected our business, and the ultimate effect on our operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted.

The COVID-19 pandemic has adversely affected the global economy, disrupted global supply chains and created significant volatility in the financial markets. In addition, the pandemic has resulted in travel restrictions, business closures and the institution of quarantining and other restrictions on movement in many communities. As a result, there has been a significant reduction in demand for and prices of crude oil, natural gas and NGL. If the reduced demand for and prices of crude oil, natural gas and NGL continue for a prolonged period, our operations, financial condition, cash flows, level of expenditures and the quantity of estimated proved reserves that may be attributed to our properties may be materially and adversely affected. Our operations also may be adversely affected if significant portions of our workforce are unable to work effectively, including because of illness, quarantines, government actions, or other restrictions in connection with the pandemic. We have implemented workplace restrictions in our offices and work sites for health and safety reasons, including guidance for our non-essential employees to work remotely if able, and continue to monitor national, state and local government directives where we have operations and/or offices. Further, our business plan, including our financing and liquidity plan, includes, among other things, planned divestitures. If general economic conditions or conditions in the energy industry persist at current levels for an extended period of time, we may not be able to complete these transactions on favorable terms, in a timely manner or at all. The extent to which the COVID-19 pandemic adversely affects our business, results of operations, and financial condition will depend on future developments, which are highly uncertain and cannot be predicted, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic. The COVID-19 pandemic may also materially adversely affect our operating and financial results in a manner that is not currently known to us or that we do not currently consider to present significant risks to our operations. To the extent the COVID-19 pandemic adversely affects our business, operations, financial condition and operating results, it may also have the effect of heightening many of the other risks described in this “Risk Factors” section (including those described in our Annual Report on Form 10-K for the year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which are incorporated by reference in this prospectus supplement), such as those relating to our high level of indebtedness, our need to generate sufficient cash flows to service our indebtedness, and our ability to comply with the covenants contained in the agreements that govern our indebtedness.

Crude oil prices declined significantly in the first quarter of 2020 and have remained depressed. If oil prices further decline or remain at current levels for a prolonged period, our operations and financial condition may be materially and adversely affected.

In the first quarter of 2020 and into the second quarter of 2020, crude oil prices fell sharply and dramatically, due in part to significantly decreased demand as a result of the COVID-19 pandemic and the announcement by Saudi Arabia of a significant increase in its maximum crude oil production capacity as well as the announcement by Russia that previously agreed upon oil production cuts between members of the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries (together, “OPEC+”) would expire on April 1, 2020, and the ensuing expiration thereof. Recent agreed-upon production cuts by OPEC+ along with declining U.S. production have helped to correct the supply and demand imbalance; however, these reductions are not expected to be enough in the near-term to offset the significant inventory build caused by the demand destruction from the COVID-19 pandemic in the first half of 2020. Prices for WTI crude oil were over $60 per barrel at the beginning of 2020 before declining significantly through March and further declining into April.  While crude oil prices modestly recovered in June 2020, a reversal of recent improvements or a prolonged period at current prices may materially and adversely affect our operations, financial condition, cash flows, level of expenditures and the quantity of estimated proved reserves that may be attributed to our properties.

We have in the past recorded impairments of our proved and unproved oil and gas properties and will continue to assess further impairments in the future.

We have in the past recorded impairments of our proved and unproved oil and gas properties resulting from prolonged declines in oil prices and may record such impairments in the future. These past impairments include pre-tax impairment and related charges to both proved and unproved oil and gas properties, and a lower of cost or net realizable value adjustment for crude inventory.  For instance, Occidental anticipates that it will recognize an impairment to its oil and gas proved and unproved properties in the second quarter of 2020, and currently estimates that the range of the after-tax impairment of these assets is $6 billion to $9 billion. If the macro-economic conditions that exist as of the date of this prospectus supplement continue or worsen, our oil and gas properties may be subject to further testing for impairment, which could result in additional non-cash asset impairments, and such impairments could be material to our financial statements.

The following supplemental disclosure was included in the Preliminary Prospectus.
Preliminary Production Results and Impairment Assessment

Occidental’s preliminary anticipated oil and gas production from continuing operations for the three months ended June 30, 2020 is expected to be towards the high-end of the previously disclosed guidance range of 1,340 to 1,400 thousand barrels of oil equivalent per day (Mboe/d). Management has estimated Occidental’s production results for the second quarter in good faith based on actual production and projected production results for the remainder of the second quarter.

Occidental anticipates that it will recognize an impairment to its oil and gas proved and unproved properties in the second quarter of 2020, and currently estimates that the range of the after-tax impairment of these assets is $6 billion to $9 billion. The impairment estimate is primarily attributable to the expected prolonged period of lower commodity prices brought on by lower oil demand as a result of the impacts of the COVID-19 pandemic to the worldwide economy. The impairment estimate has been prepared in good faith by Occidental’s management based upon future commodity prices, current estimates of oil and gas reserves and estimates of future expected operating and capital expenditures which remain subject to further refinement.

The discussions above include estimates that are preliminary and subject to change. Such estimates have not been audited or reviewed by KPMG LLP, our independent registered public accounting firm, nor has any independent registered public accounting firm performed any procedures with respect to such data or information. Given the timing of the preparation of these estimates, there can be no assurance that our actual production results and after-tax impairment for the second quarter will be within the ranges set forth herein. Important factors that could cause actual results to differ materially from our preliminary estimates are set forth under the headings “Risk Factors” and “Forward-Looking Statements.”

Preferred Stock Dividend Declaration

On June 15, 2020, Occidental’s Board of Directors declared a quarterly dividend on Occidental’s Cumulative Perpetual Preferred Stock, Series A, par value $1.00 per share to be paid in the form of shares of the Company’s common stock, par value $0.20 per share, on July 15, 2020 to holders of record of the Series A Preferred Stock as of June 30, 2020.

Securities Act Litigation

On May 26, 2020, a putative securities class action captioned City of Sterling Heights General Employees’ Retirement System, et al. v. Occidental Petroleum Corporation, et al., No. 651994/2020 (“City of Sterling”), was filed in the Supreme Court of the State of New York. The complaint asserts claims under Sections 11, 12 and 15 of the Securities Act of 1933, as amended (the “Securities Act”), based on alleged misstatements in the Securities Act filings, including the registration statement of which this prospectus supplement forms a part, made in connection with the Anadarko Acquisition and Occidental’s related issuance of common stock and debt securities offerings that took place in 2019. The lawsuit was filed against Occidental, certain current and former officers and directors and certain underwriters of the debt securities offerings, and seeks damages in an unspecified amount, plus attorneys’ fees and expenses. Since the filing of the City of Sterling complaint, two additional putative class actions have been filed in the same court (together with City of Sterling, the “State Cases”).

We and our officers and directors intend to defend ourselves vigorously in all respects in regard to the State Cases, which the parties are seeking to consolidate. Under certain circumstances, we may be obligated to indemnify some or all of the defendants in the State Cases, which include certain of the underwriters. Due to the uncertain nature of litigation, we are currently unable to reasonably estimate our costs or any potential liability related to the State Cases.

This Current Report on Form 8-K does not constitute an offer, or a solicitation of an offer, to sell or purchase Occidental’s senior unsecured notes or any other security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause the results to differ include, but are not limited to: the scope and duration of the COVID-19 pandemic and actions taken by governmental authorities and other third parties in response to the pandemic; our indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; our ability to successfully monetize select assets, repay or refinance our debt and the impact of changes in our credit ratings; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations, including the sharp decline in crude oil prices that occurred in the first quarter of 2020 and has continued through the second quarter of 2020; supply and demand considerations for, and the prices of, our products and services; actions by OPEC and non-OPEC producing countries results from operations and competitive conditions; future impairments of our proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings;  unexpected changes in costs; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including our ability to timely obtain or maintain permits or other governmental approvals, including those necessary for drilling and/or development projects; our ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, natural gas and natural gas liquid reserves; lower-than-expected production from development projects or acquisitions; our ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve our competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver our oil and natural gas and other processing and transportation considerations; general economic conditions, including slowdowns, domestically or internationally and volatility in the securities, capital or credit markets; uncertainty from the expected discontinuance of LIBOR and transition to any other interest rate benchmark; governmental actions and political conditions and events; legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, deepwater and onshore drilling and permitting regulations, and environmental regulation (including regulations related to climate change); environmental risks and liability under international, provincial, federal, regional, state, tribal, local and foreign environmental laws and regulations (including remedial actions); potential liability resulting from pending or future litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber-attacks or insurgent activity; the creditworthiness and performance of our counterparties, including financial institutions, operating partners and other parties; failure of risk management; our ability to retain and hire key personnel; reorganization or restructuring of our operations; changes in state, federal, or foreign tax rates; and actions by third parties that are beyond our control.

Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this document. Unless legally required, we undertake no obligation to update, modify or withdraw any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect our results of operations and financial position appear under the caption “Risk Factors” and elsewhere in the Form 10-K and Form 10-Q.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 25, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
Nicole E. Clark
Date: June 25, 2020		Vice President, Deputy General Counsel and Corporate Secretary